                                                                   EXHIBIT 10.14

              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
              --------------------------------------------------

    THIS IS AN AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "Agreement") made and dated as of September 10, 1999 by and:
 ---------

among:  GREENWICH TECHNOLOGY PARTNERS, INC., a Delaware corporation (the
-----
        "Corporation");
         -----------

and:    the holders of shares of Series D Preferred Stock and Series E Preferred
---
        Stock of the Corporation as set forth on Exhibit A attached to this
                                                 ---------
        Agreement, including Additional Investors that purchase Series E Preferred Stock after the date hereof as contemplated by Section 3.11 hereof (collectively, the "Investors"):
                                   ---------

     The Corporation and the Investors agree as follows:

     1.  DEFINITIONS.  As used in this Agreement, each of the following terms
         -----------
means:

            "Exchange Act":  The Securities Exchange Act of 1934, as amended.
             ------------

            "Form S-3": The form under the Securities Act as is in effect on the
             --------
date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Corporation with the SEC.

            "Holder": Any person owning of record Registrable Securities or any
             ------
transferee of record of such Registrable Securities to whom rights under this Agreement have been duly assigned in accordance with this Agreement.

            "Initial Public Offering": A firmly underwritten public offering
             -----------------------
pursuant to an effective registration statement under the Securities Act covering the offer and sale of Common Stock for the account of the Corporation in which the price per share (as adjusted for combinations, stock dividends, subdivisions or split-ups) is at least $5.50 and the net cash proceeds to the Corporation (after payment of underwriting discounts, commissions and fees) are at least $30,000,000.

            "Initiating Holders": Any Holder or Holders who in the aggregate are
             ------------------
Holders of not less than 50% of the then outstanding Registrable Securities.

            "Preferred Stock": Collectively, the Series D Preferred Stock of the
             ---------------
Corporation and the Series E Preferred Stock of the Corporation.

            "Registrable Securities": All shares of Common Stock issued or
             ----------------------
issuable pursuant to the conversion of the Preferred Stock and any shares of the Common Stock of the Corporation or other securities issued in connection with any stock split, stock dividend, recapitalization or similar event relating to the foregoing; excluding in all cases, however, any

Registrable Securities sold by a person in a transaction in which rights under this Agreement are not assigned in accordance with this Agreement or any Registrable Securities sold to the public.

            "Registration": A registration effected by preparing and filing a
             ------------
registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

            "Registration Expenses": All expenses incurred by the Corporation in
             ---------------------
complying with Sections 2.1, 2.2 and 2.3 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel and accountants for the Corporation, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Corporation, which shall be paid in any event by the Corporation) and the reasonable fees and disbursements of one counsel for all Holders.

            "SEC" or "Commission": means the U.S. Securities and Exchange
             ---      ----------
Commission.

            "Securities Act":  The Securities Act of 1933, as amended.
             --------------

            "Selling Expenses":  All underwriting discounts and selling
             ----------------                               ---
commissions applicable to the sale of Registrable Securities.

     2.  REGISTRATION RIGHTS.
         -------------------

         2.1.  Requested Registration.
               ----------------------

               2.1.1. If the Corporation shall receive from an Initiating Holder, at any time, a written request that the Corporation effect any registration with respect to all or a part of the Registrable Securities, the Corporation will:

                      (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders of Registrable Securities; and

                      (ii) as soon as practicable, use its reasonable best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities
Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Corporation within 20 days after written notice from the Corporation is given under Section 2.1.1(a)(i) above; provided, however, that the Corporation shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 2.1:

                    (A) In any particular jurisdiction in which the Corporation would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Corporation is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder;

                    (B) After the Corporation has effected one (1) such registration pursuant to this Section 2.1 and such registration has been declared or ordered effective or withdrawn by the Initiating Holders;

                    (C) If the aggregate number of all the Registrable Securities requested by all Holders to be registered pursuant to such request equals less than fifty percent (50%) of the total number of outstanding Registrable Securities; or

                    (D) Prior to six months after the closing of the Corporation's Initial Public Offering.

     The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 2.1.2 below, include other securities of the Corporation which are held by officers or directors of the Corporation for the Corporation's own account or which are held by persons who, by virtue of agreements with the Corporation, are entitled to include their securities in any such registration, but the Corporation and such other holders shall have no absolute right to include any of its securities in any such registration.

               2.1.2. If the Initiating Holders intend to distribute the Registrable Securities covered by their request made pursuant to Section 2.1.1 hereof by means of an underwriting, they shall so advise the Corporation as a part of their request made pursuant to Section 2.1.1 and the Corporation shall include such information in the written notice referred to in Section 2.1.1. In such event, the right of any Holder to include such Holder's Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Corporation) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders and reasonably acceptable to the Corporation. Notwithstanding any other provision hereof, if the underwriter advises the Corporation and the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Corporation shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto and all other holders of securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated first among all Holders thereof, including the Initiating Holders, in such proportion (as nearly as practicable) among the Holders, including the Initiating Holders, pro rata based on the amount of Registrable Securities owned by each Holder and second, if the underwriters so permit, among such additional shares held by the holders of securities of the Corporation pro rata in proportion to the number of shares so requested to be included in such registration. If any Holder disapproves of the terms of such underwritten offering, such Holder may elect to withdraw therefrom by written notice to the Corporation, the managing underwriter and the Initiating Holders. The Registrable Securities and or other securities held by such Holder shall be withdrawn from registration and such Registrable Securities shall continue to be subject to the provisions of this Agreement.

               2.1.3. Notwithstanding the foregoing, if the Corporation shall furnish to the Holders requesting the filing of a registration statement pursuant to this Section 2.1, a certificate signed by the President or Chief Executive Officer of the Corporation stating either (i) that in the good faith judgment of the Board of Directors of the Corporation, it would be seriously detrimental to the Corporation and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, or (ii) that the Corporation intends to file its initial registration statement within ninety (90) days following the receipt by the Corporation of the notice by the Initiating Holders to the Corporation pursuant to Section 2.1.1, then the Corporation shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders; provided, however, that the Corporation may not utilize this right more than once in any twelve (12) month period.

         2.2.  Piggyback Registrations.
               -----------------------

               2.2.1. The Corporation shall notify all Holders of Registrable Securities in writing at least 30 days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Corporation (including, but not limited to, registration statements relating to secondary offerings of securities of the Corporation, but excluding any registration statement relating to any employee benefit plan or a corporate reorganization) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within 20 days after receipt of the above-described notice from the Corporation, so notify the Corporation in writing, and in such notice shall inform the Corporation of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Corporation, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Corporation with respect to offerings of its securities, all upon the terms and conditions set forth herein.

               2.2.2. If a registration statement of which the Corporation gives notice under Section 2.2.1 is for an underwritten offering, then the Corporation shall so advise the Holders. In such event, the right of any such Holder to include its Registrable Securities in a registration pursuant to this Section
2.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Corporation, second, to each of the Holders of Registrable Securities requesting inclusion of their Registrable Securities in such registration statement, to be allocated among all Holders thereof pro rata based on the amount of Registrable Securities of the Corporation owned by each Holder and third, to each of the other holders of the Corporation's securities, other than the Holders requesting inclusion of their Registrable Securities in such registration statement, to be allocated among such other holders thereof pro rata based on the number of shares of capital stock of the Corporation owned by each such other holder; provided, however, that the right of the underwriters to exclude shares (including Registrable Securities) from the registration and underwriting as described above shall be restricted so that the number of Registrable Securities included in any such registration is not reduced below thirty percent (30%) of the total number of securities being registered in such registration, except for a registration relating to the Corporation's Initial Public Offering from which all Registrable Securities may be excluded. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons collectively shall be deemed to be a single "Holder," and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.

               2.2.3. The Corporation shall have the right to withdraw any registration initiated by it under this Section.

         2.3.  Form S-3 Registration.  In case the Corporation shall receive
               ---------------------
from one or more Holders a written request or requests that the Corporation effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holders, provided the number of shares requested to be sold would have an aggregate price to the public of at least $5,000,000, then the Corporation will:

         (i) Promptly give written notice of the proposed registration and the Holder's request therefor, and any related qualification or compliance, to all other Holders of Registrable Securities; and

         (ii) As soon as practicable, use its reasonable best efforts to effect such registration on such Form S-3 and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Holder's Registrable Securities as are specified in a written request received by the Corporation within 20 days after written notice from the Corporation is given under Section 2.3(i) above; provided, however, that the Corporation shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.3:

               (A) if Form S-3 is not available for such offering by the Holders;

               (B) if the Corporation shall furnish to the Holders a certificate signed by the President or Chief Executive Officer of the Corporation stating that in the good faith judgment of the Board of Directors of the Corporation, it would be seriously detrimental to the Corporation and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Corporation shall have the right to defer the filing of the Form S-3 registration statement for an aggregate of not more than ninety (90) days after receipt of the request of the Holders; provided however, that the Corporation may not utilize this right more than once in any twelve (12)-month period.

               (C) in any particular jurisdiction in which the Corporation would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance; or

               (D) if the Corporation has filed a registration statement on Form S-3 relating to Registrable Securities within the six (6) months preceding the request of the Holders.


         2.4.  Expenses of Registration. All Registration Expenses incurred in
               ------------------------
connection with one demand registration (pursuant to Section 2.1), all piggyback registrations (pursuant to Section 2.2) and all Form S-3 registrations (pursuant to Section 2.3) shall be borne by the Corporation unless the expenses are in connection with a registration subsequently withdrawn by the Holders in which case, the Holders agree to reimburse the Corporation for such Registration Expenses, and all Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of their shares so registered.

         2.5.  Obligations of the Corporation.  Whenever required to effect the
               ------------------------------
registration of any Registrable Securities under this Agreement, the Corporation shall, as expeditiously as reasonably possible:

               (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective, and keep such registration statement effective until the distribution is completed, but not more than 180 days.

               (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

               (iii) Furnish to the Holders participating in such registration such number of copies of a prospectus, including the registration statement and a preliminary prospectus, if requested by any such Holder, in conformity with the requirements of the Securities Act, and all amendments and supplements thereto, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

               (iv) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided, however, that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (vi) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event of which the Corporation has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, following such notification, promptly deliver to each Holder copies of all amendments or supplements referred to in clauses (ii) and (iii) of this Section 2.5.

               (vii) Use its commercially reasonable best efforts to cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange on which similar securities issued by the Corporation are then listed.

               (viii) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereto and a CUSIP number for such Registrable Securities in each case no later than the effective date of the registration.

         2.6.  Furnish Information.  It shall be a condition precedent to the
               -------------------
obligations of the Corporation to take any action pursuant to Sections 2.1, 2.2 or 2.3 that the selling Holders shall furnish to the Corporation such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to timely effect the registration of Registrable Securities.

         2.7.  Delay of Registration.  No Holder shall have any right to obtain
               ---------------------
or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

         2.8.  Indemnification.  In the event any Registrable Securities are
               ---------------
included in a registration statement  under Sections 2.1, 2.2 or 2.3:

               2.8.1. To the extent permitted by law, the Corporation will indemnify and hold harmless each Holder, the partners, members, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):
                                         ---------

                      (i) any untrue statement or alleged untrue statement of a material fact contained or incorporated by reference in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

                      (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or

                      (iii) any violation or alleged violation by the Corporation of the Securities Act, the Exchange Act, any Federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any Federal or state securities law in connection with the offering covered by such registration statement;

and the Corporation will reimburse each such Holder, partner, member, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this subsection 2.8.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Corporation (which consent shall not be unreasonably withheld), nor shall the Corporation be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished in writing and expressly stated for use in connection with such registration by such Holder, partner, member, officer, director, underwriter or controlling person of such Holder.

               2.8.2. To the extent permitted by law, each selling Holder will, if Registrable Securities held by such Holder are included in the registration being effected, indemnify and hold harmless the Corporation, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Corporation within the meaning of the Securities Act, any underwriter (as defined in the Securities Act) and any other Holder selling securities under such registration statement or any of such other Holder's partners, members, directors or officers or any person who controls such underwriter or other Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Corporation or any such director, officer, controlling person, underwriter or other such Holder, member, partner or director, officer or controlling person of such underwriter or other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder and stated to be specifically for use in such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Corporation or any such director, officer, controlling person, underwriter or other Holder, partner, member, officer, director or controlling person of such other Holder or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 2.8.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by a Holder under this Section 2.8.2 in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

               2.8.3. Promptly after receipt by an indemnified party under this
Section 2.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.8.

               2.8.4. The obligations of the Corporation and Holders under this
Section 2.8 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise and any transfer of Registrable Securities by the Holder.


         2.9.  Rule 144 Reporting.  With a view to making available the
               ------------------
benefits of certain rules and regulations of the Commission which may at any time permit the sale of the

Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock of the Corporation, the Corporation agrees to:

               (a) Make and keep public information available, as those terms are understood and defined in Rule 144 promulgated under the Securities Act, at all times after the Corporation becomes subject to the reporting requirements of the Exchange Act;

               (b) Use its reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Corporation under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

               (c) So long as a Holder owns any Registrable Securities, to furnish to the Holder forthwith upon request a written statement by the Corporation as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Corporation for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act), a copy of the most recent annual or quarterly report of the Corporation, and such other reports and documents of the Corporation as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration (at any time after the Corporation has become subject to the reporting requirements of the Exchange
Act).

         2.10. Assignment of Registration Rights. The rights of a Holder under
               ---------------------------------
this Section 2 may be assigned by any Holder to any party in a transfer of Registrable Securities not involving a distribution or offering of such shares to the public and not made pursuant to Rule 144 promulgated under the Securities Act; provided, however, in each case that such other party agrees in writing with the Corporation to be bound by all of the provisions of this Section 2.

         2.11. Termination of Registration Rights.  The registration rights
               ----------------------------------
granted pursuant to Section 2 will terminate as to any Holder upon the later to occur of (a) such time as Rule 144(k) is available for the resale by the then-current Holder of all Registrable Securities then held by such Holder, (b) the three-year anniversary following the effective date of the Corporation's Initial Public Offering (unless such Holder is deemed an "affiliate" of the Corporation for purposes of Rule 144) or (c) such time as a Holder has less than one percent of the shares of the outstanding Common Stock of the Corporation (assuming conversion of all preferred stock of the Corporation into Common Stock) and can sell all of its remaining Registrable Securities under Rule 144 during any three
(3)-month period.

         2.12. Limitation on Subsequent Registration Rights.  From and after
               --------------------------------------------
the date hereof, the Corporation shall not enter into an agreement granting any holder or prospective holder of any securities of the Corporation registration rights with similar rights that are superior to the rights granted to the Holders hereunder without the written consent of a majority of the Holders of Registrable Securities.

     3.  MISCELLANEOUS.

         3.1.  Notices.  Notices given pursuant to this Agreement must be in
               -------
writing. They shall be deemed to have been duly given: (i) upon delivery or refusal to accept delivery, if hand-delivered; (ii) when transmitted, if sent by fax with confirmed receipt, followed by a "hard" copy delivered by any other method specified in this Section 3.1; or (iii) one (1) business day after being deposited for next-day delivery with Federal Express or other national overnight courier service. In each case, notices shall be addressed to the parties at their addresses set forth on Exhibit A attached hereto or to such other place and with such concurrent copies as the parties may subsequently designate by written notice. The Corporation may discharge its notice obligation hereunder by giving notice to a transferor of Registrable Securities if it has not been given an address of the transferee.

         3.2.  Amendment; Waiver. Any term of this Agreement may be amended and
               -----------------
the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the party against whom enforcement of such amendment or waiver is sought; provided, however that with respect to any Holder, the consent of the holders of more than 50% of the Registrable Securities shall be sufficient to bind any and all Holders; and provided, further, that where the amendment or waiver affects a right or creates an obligation that is specific to a party named herein (whether an individual, trust, partnership or corporation), the amendment or waiver of such right or creation of such obligation shall require the consent of such party.

         3.3.  Binding Effect; Assignment.  This Agreement is binding on the
               --------------------------
Corporation and the Holders and their respective heirs, personal representatives and successors in interest.

         3.4.  Entire Agreement. The parties hereto acknowledge that this
               ----------------
written Agreement embodies the entire understanding among the parties with respect to the registration of the Registrable Securities and amends and restates in its entirety that certain Registration Rights Agreement dated as of February 1, 1999, by and between the Corporation and the holders of the Corporation's Series D Preferred Stock. There are no binding agreements or understandings among the parties with respect to the registration of the Registrable Securities other than as expressly set forth in this Agreement.

         3.5.  Interpretation; Construction.
               ----------------------------

               3.5.1. The terms of this Agreement have been fully negotiated by the parties in consultation with counsel, and the wording of this Agreement has been arrived at by all of them as a result of their joint discussions. Accordingly, no provision of this Agreement shall be construed against a particular party or in favor of another party merely because of which party (or its representative) drafted or supplied the wording for such provision.

               3.5.2. Except where otherwise noted in context, all references to "Sections"; "Exhibits" or "Schedules" shall be deemed to refer to the sections or subsections, as appropriate, exhibits or schedules of this Agreement.

               3.5.3. Section headings appearing in this Agreement are inserted solely as reference aids for the ease and convenience of the reader; they shall not be deemed to modify, limit or define the scope or substance of the provisions they introduce, nor shall they be used in construing the intent or effect of such provisions.

               3.5.4. Where the context requires: (i) use of the singular or plural incorporates the other, and (ii) pronouns and modifiers in the masculine, feminine or neuter gender shall be deemed to refer to or include the other genders.

               3.5.5. As used in this Agreement, the terms "include(s)" and "including" mean "including but not limited to"; that is, in each case the example or enumeration which follows the use of either term is illustrative but not exclusive or exhaustive.

         3.6.  Prevailing Party. In any proceeding to enforce any provision of
               ----------------
this Agreement, the substantially prevailing party shall be entitled to recover reasonable attorneys' fees and out-of-pocket expenses from the other party, as determined by the court having jurisdiction.

         3.7.  Multiple Counterparts. This Agreement may be signed in one or
               ---------------------
more counterparts, all of which shall be considered one and the same agreement and shall become effective when each of the parties has signed and delivered a counterpart to the other.

         3.8.  Governing Law. This Agreement shall be governed by and
               -------------
interpreted according to the laws of Delaware, but without giving effect to any Delaware choice of law provisions which might otherwise make the Laws of a different jurisdiction govern or apply.

         3.9.  Severability.  If any provision of this Agreement is held to be
               ------------
unenforceable under applicable law, then such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision was so excluded and shall be enforceable in accordance with its terms.

         3.10. Further Assurances.  From and after the date of this Agreement,
               ------------------
upon the request of a party, the other parties shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

         3.11  Additional Investors.  As contemplated by Section 2.2 of the
               --------------------
Investment Agreement by and among the Corporation and the holders of Series E Preferred Stock of the Corporation, by executing a counterpart signature page hereto, each Additional Investor (as defined in the Investment Agreement) agrees to be bound by the terms of this Agreement.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Corporation and the Investors have executed this Agreement as of the day and year first above written.


                            GREENWICH TECHNOLOGY PARTNERS, INC.
                            Address:  43 Gatehouse Road
                                      Stamford, CT 06902

                            By: /s/ Dennis M. Goett
                               --------------------------------
                            Name:
                            Title:

                            VANTAGEPOINT COMMUNICATIONS PARTNERS, LP
                            Address:  One Stamford Landing, Suite 201
                                      Stamford, CT 06902

                            By: VantagePoint Communications Associates, LLC, its General Partner

                            By: /s/ Jeff Marshall
                               --------------------------------
                            Name:   Jeff Marshall
                            Title: Managing Partner

                            VANTAGEPOINT VENTURE PARTNERS 1996, L.P.
                            Address:  One Stamford Landing, Suite 201
                                      Stamford, CT 06902

                            By: VantagePoint Associates, LLC
                            its General Partner

                            By:  /s/ Jeff Marshall
                               --------------------------------
                            Name:  Jeff Marshall
                            Title: Managing Partner


                            By: /s/ Dennis M. Goett
                               --------------------------------
                            Name:  Dennis M. Goett
                            Address: c/o Greenwich Technology Partners
                                     43 Gatehouse Road
                                     Stamford, CT 06902

                            FG-GTPD
                            Address: 20 Dayton Avenue
                                     Greenwich, CT 06830

                            By: /s/ Kathleen Shepphird
                                --------------------------------
                            Name:  Kathleen Shepphird
                            Title:  Managing Director


                            By: /s/ Carlos Dominguez
                                --------------------------------
                            Name:  Carlos Dominguez
                            Address: c/o Cisco Systems, Inc.
                                     One Penn Plaza, 5/th/ Floor
                                     New York, NY 10119


                            By: /s/ Greg Berger
                                --------------------------------
                            Name:  Greg Berger
                            Address: c/o Mack-Call Reality Group
                                     100 Clearbrook Road
                                     Elmsford, NY 10523


                            By: /s/ John Miller
                                --------------------------------
                            Name:  John Miller
                            Address: c/o Star Vest Management, Inc.
                                     712 Fifth Avenue, 34th Floor
                                     New York, NY 10019


                            By: /s/ Deborah Farrington
                                --------------------------------
                            Name:  Deborah Farrington
                            Address: c/o Star Vest Management, Inc.
                                     712 Fifth Avenue, 34th Floor
                                     New York, NY 10019

                            CHASE VENTURE CAPITAL ASSOCIATES, L.P.
                            Address: Attn: Jonathan R. Lynch
                                     Chase Capital Partners
                                     380 Madison Avenue, 12th Floor
                                     New York, NY 10017


                            By: /s/ Brian Richmond
                                --------------------------------
                            its General Partner

                            By:
                                --------------------------------
                            Name:
                            Title:


                            CREDIT SUISSE FIRST BOSTON VENTURE
                            FUND I, L.P.
                            Address: Attn. Steve West
                                     Credit Suisse First Boston
                                     2400 Hanover Street
                                     Palo Alto, CA 94304

                            By:  QBB MANAGEMENT FUND I, LLC,
                            its General Partner

                            By: /s/ William J. B. Brady III
                               ---------------------------------
                            Name: William J. B. Brady III
                            Title: Managing Director


                            STV PARTNERS III, L.L.C.
                            Address: 591 West Putnam Avenue
                                     Greenwich, CT 06830


                            By: /s/ Jerome C. Silvey
                                --------------------------------
                            Name:  Jerome C. Silvey
                            Title:  General Manager

                            FG-GTPF
                            Address: 20 Dayton Avenue
                                     Greenwich, CT 06830


                            By: /s/ Kathleen Sheppird
                                --------------------------------
                            Name:  Kathleen Sheppird
                            Title:  Managing Director

                            WHEATLEY PARTNERS II, L.P.
                            Address: c/o Geocapital Corp.
                                     767 5th Avenue
                                     New York, NY 10153


                            By: /s/ Irwin Lieber
                                --------------------------------
                            Name:  Irwin Lieber
                            Title:  General Partner

                              By: /s/ Edwin J. O'Mara
                                  ----------------------------------
                              Name: Edwin J. O'Mara
                                    --------------------------------
                              Title:
                                    --------------------------------
                              Date: 10/13/99
                                    --------------------------------

                              By: /s/ John Stopper
                                  ----------------------------------
                              Name: John Stopper
                                    --------------------------------
                              Title:
                                     -------------------------------
                              Date: 10/20/99
                                    --------------------------------

                              By: /s/ Laurence Pinkus
                                  ----------------------------------
                              Name: Laurence Pinkus
                                    --------------------------------
                              Title:
                                    --------------------------------
                              Date: 10/11/99
                                    --------------------------------

                              By: /s/ Kevin Bock
                                  ----------------------------------
                              Name: Kevin Bock
                                    --------------------------------
                              Title:
                                    --------------------------------
                              Date: 10/18/99
                                    --------------------------------

                              By: /s/ James Tucci
                                  ----------------------------------
                              Name: James Tucci
                                    --------------------------------
                              Title:
                                    --------------------------------
                              Date: 10/18/99
                                    --------------------------------

                             By: /s/ Robert Berlin
                                --------------------------------
                              Name: Robert Berlin
                                    ----------------------------
                              Title:
                                    ----------------------------
                              Date: 10/11/99
                                    ----------------------------

                              By: /s/ John V. Wheeler
                                  ------------------------------
                              Name: John V. Wheeler
                                    ----------------------------
                              Title:
                                     ---------------------------
                              Date: 10/13/99
                                    ----------------------------

                              By: /s/ L. David Cardenas
                                  ------------------------------
                              Name: L. David Cardenas
                                    ----------------------------
                              Title:
                                    ----------------------------
                              Date: 10/11/99
                                    ----------------------------

                              By: /s/ Louis J. Mischianti
                                  ------------------------------
                              Name: Louis J. Mischianti
                                    ----------------------------
                              Title:
                                    ----------------------------
                              Date:
                                    ----------------------------

                              By: /s/ James A. Conroy
                                  ------------------------------
                              Name: James A. Conroy
                                    ----------------------------
                              Title:
                                    ----------------------------
                              Date: 10/11/99
                                    ----------------------------

                              By: /s/ Emil Roymans
                                  ------------------------------
                              Name: Emil Roymans
                                    --------------------------------
                              Title:
                                    --------------------------------
                              Date: 10/15/99
                                    --------------------------------

                              By: /s/ Paul A. Rubin
                                  ----------------------------------
                              Name: Paul A. Rubin
                                    --------------------------------
                              Title:
                                    --------------------------------
                              Date:  10/11/99
                                     -------------------------------

                              By: /s/ Scott M. Freeman
                                 -----------------------------------
                              Name: Scott M. Freeman
                                    --------------------------------
                              Title:
                                    --------------------------------
                              Date:  10/12/99
                                     -------------------------------

                              By: /s/ Michael J. Schmidtberger
                                  ----------------------------------
                              Name: Michael J. Schmidtberger
                                    --------------------------------
                              Title:
                                    --------------------------------
                              Date: 10/12/99
                                    --------------------------------

                              By: /s/ Michael Grossman
                                  ----------------------------------
                              Name: Michael Grossman
                                    --------------------------------
                              Title:
                                    --------------------------------
                              Date: 10/14/99
                                    --------------------------------

                              By: /s/ Karl Frey
                                  ----------------------------------
                              Name: Karl Frey
                                    --------------------------------
                              Title:
                                    --------------------------------
                              Date: 10/11/99
                                    --------------------------------

                              EPFL Partners

                              By: /s/ Russell Carpenteri
                                  ----------------------------------
                              Name: Russell Carpenteri
                                    --------------------------------
                              Title: Partner
                                     -------------------------------
                              Date:  10/12/99
                                     -------------------------------

                              By: /s/ John D. Miller
                                  ----------------------------------
                              Name: John D. Miller
                                    --------------------------------
                              Title:
                                    --------------------------------
                              Date: 10/14/99
                                    --------------------------------

                              By: /s/ Deborah A. Farrington
                                  ----------------------------------
                              Name: Deborah A. Farrington
                                    --------------------------------
                              Title:
                                    --------------------------------
                              Date:  10/14/99
                                     -------------------------------

                           By: /s/ Gerard F. Becker and Christine B. Becker
                               -----------------------------------------------
                           Name: Gerard F. Becker and Christine B. Becker
                                 ---------------------------------------------
                           Title:
                                 ---------------------------------------------
                           Date: 10/13/99
                                 ---------------------------------------------

                           By: /s/ Nicholas A. Johnson and Patricia A. Johnson
                               -----------------------------------------------
                           Name: Nicholas A. Johnson and Patricia A. Johnson
                                 ---------------------------------------------
                           Title:
                                 ---------------------------------------------
                           Date: 11/29/99
                                 ---------------------------------------------

                              Clemente Family Trust


                              By: /s/ Richard Clemente
                                  ------------------------
                              Name: Richard Clemente
                                    ----------------------
                              Title: Trustee
                                     ---------------------

                              Date:  10/13/99
                                     ---------------------

                              BMZ Investments

                              By: /s/ Stacey Cox
                                  ------------------------
                              Name: Stacey E. Cox
                                    ----------------------
                              Title: Partner
                                     ---------------------
                              Date:  10/13/99
                                     ---------------------

                              By: /s/ Richard J. Testa
                                  ------------------------
                              Name: Richard J. Testa
                                    ----------------------
                              Title:
                                    ----------------------
                              Date:
                                   -----------------------

                              By: /s/ Anthony M. Carvette
                                  ------------------------
                              Name: Anthony M. Carvette
                                    ----------------------
                              Title:
                                    ----------------------
                              Date:  10/20/99
                                     ---------------------

                              By: /s/ Greg Berger
                                  ------------------------
                              Name: Greg Berger
                                    ----------------------
                              Title:
                                    ----------------------
                              Date:  10/15/99
                                     ---------------------

                              By: /s/ Kevin J. Kitson
                                  ------------------------
                              Name: Kevin J. Kitson
                                    ----------------------
                              Title:
                                    ----------------------
                              Date:  10/11/99
                                     ---------------------

                              By: /s/ Brian J. Flynn
                                  ------------------------
                              Name: Brian J. Flynn
                                    ----------------------
                              Title:
                                    ----------------------
                              Date:  10/12/99
                                     ---------------------

                              By: /s/ Angus M. Green
                                  ------------------------
                              Name: Angus M. Green
                                    ----------------------
                              Title:
                                    ----------------------
                              Date:  10/13/99
                                     ---------------------

                              By: /s/ Joseph A. Cabrera
                                  ------------------------
                              Name: Joseph A. Cabrera
                                    ----------------------
                              Title:
                                    ----------------------
                              Date:  10/14/99
                                     ---------------------

                              By: /s/ Clint Heiden
                                  ------------------------
                              Name: Clint Heiden
                                    ----------------------
                              Title:
                                    ----------------------
                              Date:  10/16/99
                                     ---------------------

                              By: /s/ Stephen B. Seigel
                                  ------------------------
                              Name: Stephen B. Seigel
                                    ----------------------
                              Title:
                                    ----------------------
                              Date:
                                   -----------------------

                              By: /s/ DHW Turner
                                  ------------------------
                              Name: DHW Turner
                                    ----------------------
                              Title:
                                    ----------------------
                              Date:  10/22/99
                                     ---------------------

                              By: /s/ Dennis M. Goett
                                  ------------------------
                              Name: Dennis M. Goett
                                    ----------------------
                              Title:
                                    ----------------------
                              Date:
                                   -----------------------

                              IRA f/b/o Dennis M. Goett

                              By: /s/ Dennis M. Goett
                                  ------------------------
                              Name:
                                   -----------------------
                              Title:
                                    ----------------------
                              Date:  10/11/99
                                     ---------------------

                           By: /s/ S. Elizabeth Press and Mark Andrew Mohn
                               -------------------------------------------
                           Name: Elizabeth Press and Mark Andrew Mohn
                                 -----------------------------------------
                           Title:
                                 -----------------------------------------
                           Date: 10/13/99
                                 -----------------------------------------

                              By: /s/ Paul C. Carey
                                  ------------------------
                              Name: Paul C. Carey
                                    ----------------------
                              Title:
                                    ----------------------
                              Date:  10/13/99
                                     ---------------------

                              By: /s/ Samer Tawfik
                                  ------------------------
                              Name: Samer Tawfik
                                    ----------------------
                              Title:
                                    ----------------------
                              Date:  10/14/99
                                     ---------------------

                              HIGHWOOD PARTNERS LLC

                              By: /s/ Ari Horowitz
                                  ------------------------
                              Name: Ari Horowitz
                                    ----------------------
                              Title: CEO
                                     ---------------------
                              Date:  10/14/99
                                     ---------------------

                              By: /s/ William Cox and Beatrice Cox
                                  ----------------------------------------
                              Name: William Cox and Beatrice Cox
                                    --------------------------------------
                              Title:
                                    --------------------------------------
                              Date:  10/15/99
                                     -------------------------------------

                              /s/ Gregory W. Carney
                                  --------------------------
                              Name: Gregory W. Carney
                                   -------------------------
                              Title:
                                    ------------------------
                              Date:  10/15/99
                                   -------------------------



                              /s/ Paul T. Goldman
                                  --------------------------
                              Name: Paul T. Goldman
                                   -------------------------
                              Title:
                                    ------------------------
                              Date:  10/15/99
                                   -------------------------


                              /s/ Donald K. Bryan and Belinda B. Bryan
                                  ------------------------------------
                              Name: Donald K. Bryan
                                   -------------------------
                              Title:
                                    ------------------------
                              Date:  10/14/99
                                    ------------------------


                              /s/ Edward Cettina
                                  --------------------------
                              Name: Edward Cettina
                                   -------------------------
                              Title:
                                    ------------------------
                              Date:  10/17/99
                                   -------------------------


                              /s/ Elio Cettina
                                  --------------------------
                              Name: Elio Cettina
                                   -------------------------
                              Title:
                                    ------------------------
                              Date:  10/18/99
                                   -------------------------

                              The CIT Group/Equity Investments, Inc.

                              /s/ Mark Vander Veen
                                  --------------------------
                              Name: Mark Vander Veen
                                   -------------------------
                              Title: Vice President
                                    ------------------------

                              Date:  10/27/99
                                   -------------------------

                              Chase Venture Capital Associates L.P.

                              /s/ Donald J. Hofmann
                                  --------------------------
                              Name: Donald J. Hofmann
                                   -------------------------
                              Title: General Partner
                                    ------------------------
                              Date:  10/19/99
                                   -------------------------


                       VantagePoint Communications Partners, L.P.
                       By: VantagePoint Communications Associate, L.L.C.,
                           Its General Partner

                       /s/ James D. Marver
                           --------------------------
                       Name: James D. Marver
                            -------------------------
                       Title:  Managing Member
                             ------------------------


                              VantagePoint Venture Partners 1996, L.P.
                              By: VantagePoint Associates, L.L.C.,
                                  Its General Partner

                              /s/ James D. Marver
                                  --------------------------
                              Name: James D. Marver
                                   -------------------------
                              Title: Managing Director
                                    ------------------------


                              /s/ Mark B. Templeton
                                  --------------------------
                              Name: Mark B. Templeton
                                   -------------------------
                              Title:
                                    ------------------------
                              Date:  12/30/99
                                   -------------------------

                              /s/ Mark Wolfenberger
                                  --------------------------
                              Name: Mark Wolfenberger
                                   -------------------------
                              Title:
                                    ------------------------
                              Date:  01/03/00
                                   -------------------------


                              /s/ Frank P. Slattery
                                  --------------------------
                              Name: Frank P. Slattery
                                   -------------------------
                              Title:
                                    ------------------------
                              Date:  12/30/99
                                   --------------------------


                              /s/ Jeffrey A. Wrona
                                  --------------------------
                              Name: Jeffrey A. Wrona
                                   -------------------------
                              Title:
                                    ------------------------
                              Date:  01/04/00
                                   -------------------------


                              /s/ Michael K. Ma
                                  --------------------------
                              Name: Michael K. Ma
                                   -------------------------
                              Title:
                                    ------------------------
                              Date:  01/03/99
                                   -------------------------


                              /s/ Kurt Weber
                                  --------------------------
                              Name: Kurt Weber
                                   -------------------------
                              Title:
                                    ------------------------
                              Date:  12/31/99
                                   -------------------------

                              UGE Enterprises LLC

                              /s/ Roger Cozzi
                                  --------------------------
                              Name: Roger Cozzi
                                   -------------------------
                              Title: Partner
                                    ------------------------

                              Date:  01/06/00
                                   -------------------------

                              Edgell Street Partners

                              /s/ James Harasimowicz
                                  --------------------------
                              Name: James Harasimowicz
                                   -------------------------
                              Title: Managing Partner
                                    ------------------------

                              Date:  01/12/00
                                   -------------------------


                              /s/ Dennis M. Goett
                                  --------------------------
                              Name: Dennis M. Goett
                                   -------------------------
                              Title:
                                    ------------------------
                              Date:  12/30/99
                                   -------------------------


                              /s/ Jill Catania
                                  --------------------------
                              Name: Jill Catania
                                   -------------------------
                              Title:
                                    ------------------------
                              Date:  12/30/99
                                   -------------------------


                              /s/ Geryl W. Darington
                                  --------------------------
                              Name: Geryl W. Darington
                                   -------------------------
                              Title:
                                    ------------------------
                              Date:  12/31/99
                                   -------------------------


                              /s/ Robert J. Garbarino
                                  --------------------------
                              Name: Robert J. Garbarino
                                   -------------------------
                              Title:
                                    ------------------------
                              Date:  12/30/99
                                   -------------------------


                              /s/ Don Henderson
                                  --------------------------
                              Name: Don Henderson
                                   -------------------------
                              Title:
                                    ------------------------
                              Date:  01/03/00
                                   -------------------------

                              /s/ Bruce M. Tanis
                                  --------------------------
                              Name: Bruce M. Tanis
                                   -------------------------
                              Title:
                                    ------------------------
                              Date:  12/31/99
                                   -------------------------


                              /s/ Peter Cherasia
                                  --------------------------
                              Name: Peter Cherasia
                                   -------------------------
                              Title:
                                    ------------------------
                              Date:  01/06/00
                                   -------------------------


                              /s/ Michael A. Tunstall
                                  --------------------------
                              Name: Michael A. Tunstall
                                   -------------------------
                              Title:
                                    ------------------------
                              Date:  01/03/00
                                   -------------------------


                              /s/ Wayne A. Segal
                                  --------------------------
                              Name: Wayne A. Segal
                                   -------------------------
                              Title:
                                    ------------------------
                              Date:  01/04/00
                                   -------------------------


                              /s/ Tony Trousset
                                  --------------------------
                              Name: Tony Trousset
                                   -------------------------
                              Title:
                                    ------------------------
                              Date:  01/04/00
                                   -------------------------


                         /s/ S. Elizabeth Press and Mark Andrew Mohn
                             ---------------------------------------
                         Name: Elizabeth Press and Mark Andrew Mohn
                               ------------------------------------
                         Title:
                               -----------------------------
                         Date:  01/05/00
                              ------------------------------

                              /s/ Richard Haverly
                                  --------------------------
                              Name: Richard Haverly
                                   -------------------------
                              Title:
                                    ------------------------
                              Date:
                                   -------------------------

                              HIGH STREET INVESTORS 2000
                              By: Testa, Hurwitz & Thibeault, LLP

                              /s/ George W. Thibeault
                                  --------------------------
                              Name: George W. Thibeault
                                   -------------------------
                              Title: Partner
                                    ------------------------

                              Date:  01/14/00
                                   -------------------------


                              /s/ Kevin M. Barry
                                  --------------------------
                              Name: Kevin M. Barry
                                   -------------------------
                              Title:
                                    ------------------------
                              Date:  01/14/00
                                   -------------------------

                             Exhibit A - Investors
                             ---------------------

Holders of Series D Preferred Stock                               Registrable Securities
-----------------------------------                               ----------------------
*Vantagepoint                                                           2,849,002
Communications Partners, LP
*Vantagepoint Venture                                                   1,424,502
Partners, 1996
Dennis M. Goett                                                            85,470
FG-GTPD                                                                   747,863
Carlos Dominguez                                                           42,735
Greg Berger                                                                21,368
John Miller                                                                34,188
Deborah Farrington                                                          8,547

*In addition to any adjustments to the number of Registrable Securities held by such Investor provided for in this Agreement, the number of Registrable Securities shall be increased for such Series D Investor by the number of shares of Common Stock issued to such Investor upon exercise of such Investor's warrants to purchase shares of Series D Preferred Stock of the Corporation issued on February 1, 1999 and the subsequent conversion of such shares of Series D Preferred Stock into shares of Common Stock of the Corporation.


Holders of Series E Preferred Stock
-----------------------------------

                                Initial Closing
                                ---------------

Name of Series E Investor                                                Registrable Securities
-------------------------                                                ----------------------
Chase Venture Capital Associates, L.P.                                         4,739,337
Credit Suisse First Boston Venture Fund I, L.P.                                  236,967
STV Partners III, L.L.C.                                                         473,934
FG-GTPF                                                                          236,967
Vantagepoint Communications Partners, LP                                         947,867
Vantagepoint Venture Partners 1996, L.P.                                         473,934
Wheatley Partners II L.P.                                                        473,934


                           First Additional Closing
                           ------------------------

Name of Series E Investor                                        Registrable Securities
-------------------------                                        ----------------------
Edwin J. O'Mara                                                            7,108
John Stopper                                                              23,696
Laurence Pinkus                                                            4,739
Kevin Bock                                                                50,236
James Tucci                                                               59,241
Robert Berlin                                                             11,848
John V. Wheeler                                                           11,848
L. David Cardenas and Stacey J. Cardenas                                   2,369
Louis J. Mischianti                                                       23,696
James A. Conroy                                                            4,739

Name of Series E Investor                                        Registrable Securities
-------------------------                                        ----------------------
Emil A. Roymans                                                            2,369
Paul A. Rubin                                                              7,109
Scott M. Freeman                                                           4,739
Michael J. Schmidtberger                                                   4,739
Michael A. Grossman                                                        5,924
Karl Frey                                                                 11,848
EPFL Partners                                                              4,739
John D. Miller                                                            11,848
Deborah A. Farrington                                                      2,369
Gerard F. Becker and Christine B. Becker                                  11,848
Nils A. Johnson and Patricia A. Johnson                                    9,478
Clemente Family Trust                                                      9,478
BMZ Investments                                                           23,696
Richard J. Testa                                                           9,952
Anthony M. Carvette                                                       23,696
Greg Berger                                                                5,924
Kevin J. Kitson                                                           47,393
Brian J. Flynn                                                             4,739
Angus M. Green                                                            18,957
Joseph A. Cabrera                                                         11,848
Clint Heiden                                                              23,696
Stephen B. Seigel                                                         47,393
David HW Turner                                                           11,848
Dennis M. Goett                                                           18,957
IRA FBO Dennis M. Goett                                                   28,435
S. Elizabeth Press and Mark Andrew Mohn                                   10,000
Paul C. Carey                                                             18,957
Samer Tawfik                                                             142,180
Highwood Partners LLC                                                     14,218
William C. Cox III and Beatrice I. Cox                                     9,478
Gregory W. Carney                                                         11,848
Paul T. Goldman                                                            7,109
Donald K. Bryan and Belinda B. Bryan                                      11,848
Edward Cettina                                                             7,109
Elio Cettina                                                               7,109
The CIT Group/Equity Investments, Inc.                                   473,934
Chase Venture Capital Associates, L.P.                                   473,933
VantagePoint Venture Partners 1996, L.P.                                 157,820
VantagePoint Communications Partners, L.P.                               316,114

                           Second Additional Closing
                           -------------------------

Name of Series E Investor                                                Registrable Securities
-------------------------                                                ----------------------
Mark B. Templeton                                                                 11,848
Mark Wolfenberger                                                                 23,696
Frank P. Slattery                                                                  4,739
Jeffrey Wrona                                                                      4,739
Michael Ma                                                                         4,739
Kurt Weber                                                                        11,848
UGE Enterprises LLC                                                                4,739
Edgell Street Partners                                                             7,109
Dennis M. Goett                                                                   14,218
Jill Catania                                                                       4,739
Geryl Darington                                                                   11,848
Robert Garbarino                                                                  23,696
Donald Henderson                                                                   9,478
Bruce M. Tanis                                                                    11,848
Peter Cherasia                                                                    23,696
Michael Tunstall                                                                  35,545
Wayne A. Segal                                                                    23,696
Anthony Trousett                                                                  23,696
S. Elizabeth Press and Mark Andrew Mohn                                           20,000
Richard Haverly                                                                  100,000
High Street Investors 2000                                                        47,393
Kevin M. Barry                                                                     4,739